SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): June 8, 2000 (June 7, 2000)


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)



         Tennessee                     001-11421                61-0502302
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      (State or Other           (Commission File Number)     (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification No.)


           100 Mission Ridge
       Goodlettsville, Tennessee                        37072
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(Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.   Other Events

     Pursuant to Rule 135c under the Securities Act of 1933, Dollar General Corporation issued a press release on June 7, 2000, announcing that it plans to raise approximately $200 million through a Rule 144A debt transaction with registration rights. For information regarding the transaction, reference is made to the press release dated June 7, 2000, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)   Exhibits:

     99.1  Press Release dated June 7, 2000.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DOLLAR GENERAL CORPORATION


Date:  June 7, 2000                By:   /s/ Brian M. Burr
                                      ----------------------------
                                             Brian M. Burr
                                      Executive Vice President and
                                        Chief Financial Officer







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                                  EXHIBIT INDEX


        No.                         Exhibit
       -----                        -------

       99.1              Press Release dated June 7, 2000.